Goodwill and Intangible Assets	12 Months Ended
Mar. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
The changes in the carrying amount of goodwill by segment were as follows:

	Shooting Sports	Outdoor Products	Total
Balance at March 31, 2014	$246,487	$600,647	$847,134
Impairment	(41,020)	—	(41,020)
Effect of foreign currency exchange rates	(947)	(23,004)	(23,951)
Balance at March 31, 2015	204,520	577,643	782,163
Acquisitions	—	238,824	238,824
Effect of foreign currency exchange rates	371	2,093	2,464
Balance at March 31, 2016	$204,891	$818,560	$1,023,451

The acquisitions in Outdoor Products related to the preliminary purchase price allocation for the previously discussed CamelBak and Jimmy Styks acquisitions.

As a result of the market correction in the prior year impacting demand for firearms and a decline in our near-term projected cash flows at the time in the Firearms reporting unit, during the quarter ended December 28, 2014 we determined a triggering event had occurred which indicated it was more likely than not that the fair value of the reporting unit was less than the book value. The fair value of the reporting unit is determined using both an income and market approach. The value estimated using a discounted cash flow model is weighted against the estimated value derived from the guideline company market approach method. This market approach method estimates the price reasonably expected to be realized from the sale of the company based on comparable companies.

The goodwill recorded within the Shooting Sports segment above is presented net of $41,020 of impairment losses. In addition, as a result of the market correction noted above we evaluated the fair value of the tradenames as well. We determined the fair value of the tradenames based on the relief of royalty method and used a royalty rate of 6% for the Savage Arms tradename based on public guideline royalty-based transactions and a discount rate of 16%. This analysis resulted in a $11,200 noncash impairment charge that was recorded within the Firearms reporting unit related to the non-amortizing Savage Arms tradename intangible. The remeasurement of goodwill and intangible assets is classified as a Level 3 fair value assessment as described in Note 2 due to the significance of unobservable inputs developed using company-specific information.
The goodwill recorded within Outdoor Products above is presented net of $47,791 of accumulated impairment losses recorded prior to April 1, 2014.
Net intangibles includes amortizing and non-amortizing assets consisting of trademarks, tradenames and brand names that are not being amortized as their estimated useful lives are considered indefinite.
Net intangibles consisted of the following:

	March 31, 2016			March 31, 2015
	Gross carrying amount	Accumulated amortization	Total	Gross carrying amount	Accumulated amortization	Total
Tradenames	$185,162	$(46,812)	$138,350	$184,660	$(34,260)	$150,400
Patented technologies	27,900	(9,949)	17,951	22,600	(8,488)	14,112
Customer relationships and other	272,431	(50,757)	221,674	190,936	(31,064)	159,872
Total	485,493	(107,518)	377,975	398,196	(73,812)	324,384
Non-amortizing trade names	272,497	—	272,497	193,098	—	193,098
Net intangibles	$757,990	$(107,518)	$650,472	$591,294	$(73,812)	$517,482

The acquisitions in Outdoor Products related to the preliminary purchase price allocation for the previously discussed CamelBak and Jimmy Styks acquisitions. The assets in the table above are being amortized using a straight-line method over a weighted average remaining period of approximately 11.9 years. Amortization expense related to these assets was $33,661 in fiscal 2016, $31,146 in fiscal 2015, and $20,011 in fiscal 2014, which is included within cost of sales. We expect amortization expense related to these assets to be as follows:

Fiscal 2017	$35,951
Fiscal 2018	35,951
Fiscal 2019	33,207
Fiscal 2020	32,324
Fiscal 2021	32,258
Thereafter	208,284
Total	$377,975